NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2025 Fund	Nationwide Destination 2050 Fund
Nationwide Destination 2030 Fund	Nationwide Destination 2055 Fund
Nationwide Destination 2035 Fund	Nationwide Destination 2060 Fund
Nationwide Destination 2040 Fund	Nationwide Destination 2065 Fund
Nationwide Destination 2045 Fund	Nationwide Destination Retirement Fund

Supplement dated October 14, 2021
to the Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the second paragraph under the “U.S. Stocks” section of Appendix B on page 106 of the Prospectus is deleted in its entirety and replaced with the following:

NATIONWIDE MULTI-CAP PORTFOLIO seeks to incrementally exceed the performance of the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle. The Russell 3000® Index is composed of the 3,000 largest U.S. companies by market capitalization, as determined by the Frank Russell Company, and includes U.S. companies in a wide range of businesses and capitalization sizes. The Russell 3000® Index is a market-weighted index, which means that the stocks of the largest companies in the Index have the greatest effect on its performance. The Fund consists of four portions, or “sleeves,” managed by different subadvisers acting independently with respect to the assets of the Fund they manage. In combination, the Fund’s four sleeves are intended to provide a risk-controlled, low tracking error investment approach while achieving modest returns in excess of the Russell 3000® Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE